6. DEPOSITS	12 Months Ended
Dec. 31, 2016
Deposits:
DEPOSITS

At December 31, 2016, the scheduled maturities of time deposits are as follows:

(In thousands)
2017	$145,223
2018	40,170
2019	27,698
2020	1,802
2021 and after	4,114
$219,007

At December 31, 2016 and 2015, time deposits in denominations of $250,000 or more were $53.3 million and $34.1 million, respectively. Interest expense on time deposits of $250,000 or more aggregated to $584,000 in 2016 and $400,000 in 2015.